SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 15, 1999


                     BALLY TOTAL FITNESS HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-27478


             Delaware                                 36-3228107
   (State or other jurisdiction of                 (I.R.S. Employer
            incorporation)                         Identification No.)


8700 West Bryn Mawr Avenue, Chicago, Illinois            60631
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (773) 380-3000



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                             Exhibit Index on Page 2

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                     BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report

Item 5.     Other Events

            On August 3, 1999, Bally Total Fitness Holding Corporation ("Company") announced results for the quarter ended June 30, 1999. A copy of the press release relating to the results for the quarter is attached as Exhibit 99.1 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.

            Effective July 15, 1999, the Company amended its Rights Agreement with LaSalle National Bank Association to change the definition of "Acquiring Person". A copy of the amendment is attached as Exhibit
            99.2 hereto and incorporated by reference herein.

            On July 21, 1999, the Company announced the acquisition of The Sports Clubs of Canada. A copy of the press release relating to the acquisition is attached as Exhibit 99.3 hereto and incorporated by reference herein.

Item 7.     Financial Statements and Exhibits

            c.    Exhibits

                  99.1  Press Release dated August 3, 1999
                  99.2 Amendment Agreement to Rights Agreement effective as of July 15, 1999
                  99.3  Press Release dated July 21, 1999

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BALLY TOTAL FITNESS HOLDING CORPORATION
                              -------------------------------------------------
                                                 Registrant

Dated: August 3, 1999                        /s/ John W. Dwyer
                              -------------------------------------------------
                                               John W. Dwyer
                              Executive Vice President, Chief Financial Officer
                                               and Treasurer
                                       (principal financial officer)



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